Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                                 )
                                      )
                                      )
ARMSTRONG WORLD INDUSTRIES,           )         Chapter 11
INC., et al.,                         )         Case No. 00-4471 (RJN)
                                      )         (Jointly Administered)
                     Debtors          )
------------------------------------- )



                                  EXHIBIT 1.14

                          AMENDED AND RESTATED BY-LAWS

             FORM OF BYLAWS OF REORGANIZED ARMSTRONG (SEPT. 5, 2003)
             -------------------------------------------------------



                                     BYLAWS
                                       of
                        ARMSTRONG WORLD INDUSTRIES, INC.

                          (A Pennsylvania corporation)



                           --------------------------

                        As in effect on [________, 200_]

                           --------------------------



                                   ARTICLE I

        Certain Definitions; Principal Office; Notices to the Corporation
        -----------------------------------------------------------------

           Section 1. Certain Definitions. Unless the context otherwise requires, the following terms when used herein shall have the following meanings:

           (a) "ARTICLES" shall mean the articles of incorporation of the Corporation, as from time to time amended and in effect in accordance with law, and shall include any amendment determining the designation, voting rights, preferences, limitations and special rights of Preferred Shares of the Corporation made by the Board as permitted by law, as then in effect.

           (b) "BENEFICIAL OWNERSHIP" shall have the same meaning as provided by Regulation 13D-G under the Exchange Act, as from time to time in effect (and any successor regulation).

           (c) "BOARD" shall mean the Board of Directors of the Corporation as constituted in accordance with Article III of the Bylaws.

           (d) "BYLAWS" shall mean the Bylaws of the Corporation as from time to time amended and in effect in accordance with law. References in the Bylaws to "herein," "hereof" or "hereto," or any like reference, shall refer to the Bylaws (as amended and in effect from time to time) as a whole and not to any specific Article, Section, subsection, paragraph, sentence or clause of the Bylaws unless explicitly provided.

           (e) "CORPORATION" shall mean Armstrong World Industries, Inc., the Pennsylvania corporation incorporated by the filing of articles of incorporation with the Secretary of State of the Commonwealth of Pennsylvania on December 30, 1891.

           (f) "EFFECTIVE TIME" shall mean the effective time of these bylaws as provided by Article XI hereof.

           (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended and as the same may be amended from time to time (and any successor statute).

           (h) "INDEPENDENT DIRECTOR" shall mean a director who (i) qualifies as an "independent director" within the meaning of the corporate governance listing standards from time to time adopted by the NYSE or Nasdaq, whichever market the Common Shares are listed for trading on at the time (or, if at any time the Common Shares are not listed for trading on either such market, as would be applicable if the Common Shares were then listed on the NYSE) with respect to the composition of the board of directors of a listed company (without regard to any independence criteria applicable under such standards only to the members of a committee of the board of directors) and (ii) also satisfies the minimum requirements of director independence of Rule 10A-3(b)(1) under the Exchange Act (as from time to time in effect), whether or not such director is a member of the audit committee.

           (i) "NYSE" shall mean the New York Stock Exchange.

           (j) "NASDAQ" shall mean the Nasdaq Stock Market.

           (k) "SUBSIDIARY" shall mean any company controlled, directly or indirectly, by the Corporation.

           (l) "WHOLE BOARD" shall mean the number of members of the Board at any time if there were then no vacancies on the Board.

           Section 2. Principal Office; Notices to the Corporation. The principal office of the Corporation shall be at such location in Lancaster, Pennsylvania as the Board of Directors shall from time to time determine. All notices to the Corporation required or permitted by the Bylaws may be addressed to the principal office of the Corporation and shall be marked to the attention of the Secretary unless otherwise provided herein.

                                   ARTICLE II

                             Shareholders' Meetings
                             ----------------------

           Section 1. Annual Meetings of Shareholders. An annual meeting of shareholders shall be held in each year on such date and at such time as may be set by the Board (or by an officer of the Corporation authorized to do so by the Board) for the purpose of electing directors and the transaction of such other business as may properly come before the meeting; provided, however, that (i) this section shall not require an annual meeting of shareholders during calendar year 2004 and (ii) an annual meeting of shareholders during calendar year 2005 shall be held not later than June 30, 2005. (1)

----------------
(1) [This, and related, provisions may be modified in order to comply with applicable listing standards as pertinent to the initial listing of the Common Shares.]

           Section 2. Special Meetings of Shareholders. Special meetings of the shareholders may be called at any time by the Board (or by an officer of the Corporation authorized to do so by the Board ). A special meeting of the shareholders may also be called by the holders of at least 20% of the votes that all shareholders are entitled to cast at the particular meeting. In addition, a special meeting of the holders of Preferred Shares or any series thereof for the purpose of electing directors who may be elected by such holders or taking any other action that such holders may take, as provided by the Articles, may be called as provided in the Articles. At any time, upon written request of any person or persons entitled to call and who have duly called a special meeting, it shall be the duty of the Secretary to set the date of the meeting, if such date has not been set by the Board, on a day not more than sixty days after the receipt of the request, and to give due notice of such meeting to the shareholders. If the Secretary shall neglect or refuse to set the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

           Section 3. Place and Notice of Meetings of Shareholders. All meetings of shareholders shall be held at the principal office of the Corporation unless the Board (or an officer of the Corporation authorized to do so by the Board )shall decide otherwise, in which case such meetings may be held at such location within or without the Commonwealth of Pennsylvania as the Board may from time to time direct. Written notice of the place, day, and hour of all meetings of shareholders and, in the case of a special meeting, of the general nature of the business to be transacted at the meeting, shall be given to each shareholder of record entitled to vote at the particular meeting either personally or by sending a copy of the notice through the mail or by overnight courier to the address of the shareholder appearing on the books of the Corporation or supplied by such shareholder to the Corporation for the purpose of notice or by other means including electronic means permitted by law. Except as otherwise provided by the Bylaws or by law, such notice shall be given at least 10 days before the date of the meeting by the President, Vice President, or Secretary. A waiver in writing of any written notice required to be given, signed by the person entitled to such notice, whether before or after the time stated, shall be deemed equivalent to the giving of such notice. Attendance of a person, either in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

           Section 4. -A. Nominations by Shareholders of Candidates for Election as Directors. In addition to the nomination by the Board of candidates for election to the Board as hereinafter provided, candidates may be nominated by any shareholder of the Corporation entitled to notice of, and to vote at, any meeting called for the election of directors. Subject to the last sentence of Article Sixth (B) of the Articles and to paragraph (vi) of Article Sixth (H) of the Articles, nominations, other than those made by or on behalf of the Board, shall be made in writing and shall be received by the Secretary of the Corporation not later than (i) with respect to an election of directors to be held at an annual meeting of shareholders, (A) for the annual meeting of shareholders to be first held in calendar year 2005, (the "2005 ANNUAL MEETING"), by January 15, 2005 and (B) for all other annual meetings of shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders (provided that, if the date of the annual meeting of shareholders is more than 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, the shareholder nomination shall be received within 15 days after the public announcement by the Corporation of the date of the annual meeting of shareholders, and (ii), with respect to an election of directors to be held at a special meeting of shareholders, the close of business on the 15th day following the date on which notice of such meeting is first given to shareholders or public disclosure of the meeting is first made, whichever is earlier. Such nomination shall contain the following information to the extent known to the notifying shareholder: (a) the name, age, business address, and residence address of each proposed nominee and of the notifying shareholder; (b) the principal occupation of each proposed nominee; (c) a representation that the notifying shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) the class and total number of shares of the Corporation that are beneficially owned by the notifying shareholder and by the proposed nominee and, if such shares are not owned solely and directly by the notifying shareholder and the proposed nominee, the manner of beneficial ownership; (e) a description of all arrangements or understandings between the notifying shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the notifying shareholder; (f) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Exchange Act had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (g) the consent of each nominee to serve as a director of the Corporation if so elected. The Corporation may request any such proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the qualifications of the proposed nominee to serve as a director of the Corporation. Within 15 days following the receipt by the Secretary of a shareholder notice of nomination pursuant hereto, the Nominating and Governance Committee shall instruct the Secretary of the Corporation to advise the notifying shareholder of any deficiencies in the notice as determined by the Committee. The notifying shareholder shall cure such deficiencies within 15 days after receipt of such advice. No persons shall be eligible for election as a director of the Corporation unless nominated in accordance with the Bylaws. Nominations not made in accordance with the Bylaws may, in the discretion of the presiding officer at the meeting and with the advice of the nominating and governance committee of the Board, be disregarded by the presiding officer and, upon his or her instructions, all votes cast for each such nominee may be disregarded; the determinations of the presiding officer at the meeting with respect to such matters shall be conclusive and binding upon all shareholders of the Corporation for all purposes.

           - B. Certain Nominations for the 2005 Annual Meeting and to Fill Certain Vacancies. Subject to the mandatory requirements of applicable law, notwithstanding anything to the contrary in the foregoing provisions of Section 4-A of this Article, each of the two individuals identified on Schedule 6.3 of the Stockholder and Registration Rights Agreement between the Corporation and the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust, dated as of the Effective Date (or his successor as a director, if he did not serve for his full initial term until the 2005 Annual Meeting) shall be considered nominated for election as a director at the 2005 Annual Meeting (if such individual is available and willing to serve as a director). Notwithstanding anything to the contrary in paragraph (c) of Section 9 of
Article III hereof, if such individuals (or their successors) are not recommended by the nominating and governance committee and nominated the Board for election as directors at the 2005 Annual Meeting, then the candidate of the nominating and governance committee and nominee of the Board for the position on the Board held by either of such individuals (or his successor as a director, if he did not serve for his full initial term) shall (in addition to any other approval required by law, the Articles or the Bylaws) be subject to approval of each of such individuals if he is then a director or, if he is not then a director, shall be subject to approval by a majority of the other directors of the Corporation at such time, other than any director who is an "affiliated person" of the Trust within the meaning of Rule 10A-3 under the Exchange Act. In addition, with respect to the filling of any vacancy on the Board arising before the 2006 Annual Meeting by reason of the death, disability, resignation, removal or disqualification of either of such two identified individuals (or his successor as selected in accordance with the immediately preceding sentence or
Section 3 of Article III hereof), the nomination of an individual to fill such vacancy shall be subject to the same approval as required for a nomination referred to in the immediately preceding sentence.

           Section 5. Advance Notice of Other Matters to be Presented by Shareholders. At any annual meeting or special meeting of shareholders, only such business as is properly brought before the meeting in accordance with this paragraph may be transacted. Subject to paragraph (vi) of Article Sixth (H) of the Articles, to be properly brought before any meeting, any proposed business must be either (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) if brought before the meeting by a shareholder, then (1) written notification of such proposed business must have been received by the Secretary of the Corporation from a shareholder of record on the record date for the determination of shareholders entitled to vote at such meeting not later than (i), with respect to business to be proposed at an annual meeting of shareholders, (A) for the first annual meeting of shareholders held after the

Effective Time, not more than 20 days after the public announcement by the Corporation of the date of the annual meeting of shareholders, and (B) for all other annual meetings of shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders (provided, that, if the date of the annual meeting of shareholders is more than 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, the notification must have been received within 15 days after the public announcement by the Corporation of the date of the annual meeting of shareholders) and (ii) with respect to business to be proposed at a special meeting of shareholders, the close of business on the 15th day following the date on which notice of such meeting is first given to shareholders or public disclosure of the meeting is made, whichever is earlier. Such shareholder notification shall set forth the nature of and reasons for the proposal in reasonable detail and, as to the shareholder giving notification, (1) the name and address of such shareholder and (2) the class and series of all shares of the Corporation that are beneficially owned by such shareholder. Within 15 days following receipt by the Secretary of a shareholder notification of proposed business pursuant hereto, the Corporation shall advise the shareholder of any deficiencies in the notification. The notifying shareholder may cure such deficiencies within 15 days after receipt of such advice, failing which the shareholder's notification shall be deemed invalid.

           Section 6. Quorum for Shareholder Meetings. At any meeting of the stockholders, the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast upon a matter shall constitute a quorum for the transaction of business upon such matter, and the stockholders present at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If a meeting cannot be organized because a quorum has not attended, those present may, except as otherwise provided by law, adjourn the meeting to such time and place as they may determine, but in the case of any meeting called for the election of directors, those who attend the second of such adjourned meetings, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors.

           Section 7. Votes Per Share. Except as otherwise provided in the Articles or by law, every stockholder of record shall have the right, at every stockholders' meeting, to one vote for every share standing in his name on the books of the Corporation. Except as may be explicitly provided for by the Articles with respect to the election of one or more directors by holders of one or more series of Preferred Stock, in the election of directors stockholders shall be entitled to cast for any candidate for election as a director only one vote per share and shall not be entitled to cumulate their votes and cast them for one candidate or distribute them among any two or more candidates.

           Section 8. Proxies. Every stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy. A proxy may be submitted to the Secretary by a stockholder in writing, by telephone, electronically or any other means permitted by law.

           Section 9. Required Vote for Shareholder Action. Except in respect of the election of directors (as to which a plurality vote shall be required as provided by Article III of the Bylaws) and subject to Section 11 of this Article II, all questions submitted to the stockholders and all actions by the stockholders shall be decided by the affirmative vote of the shareholders present, in person or by proxy, entitled to cast at least a majority of the votes which all shareholders present are entitled to vote on the matter, unless otherwise provided by the Articles, the Bylaws or by law. For purposes of this section, in the event that a holder of shares of a class or series that is entitled to vote on a matter is present in person or by proxy at a meeting but is not permitted by reason of a legal disability or by a contractual restriction or otherwise to vote the shares such holder holds on such matter, the shares held by such holder and not so permitted to be voted shall nevertheless be considered entitled to vote and present for purposes of determining the number of votes required for stockholder action.

           Section 10. Ballots; Judges of Election. Elections for directors need not be by ballot except on demand made by a stockholder at the election and before the voting begins. In advance of any meeting of stockholders, the Board may appoint judges of election who need not be stockholders to act at such meeting or any adjournment thereof, and if such appointment is not made, the chairman of any such meeting may, and on request of any stockholder or his proxy shall, make such appointment at the meeting. The number of judges shall be one or three and, if appointed at a meeting on request of one or more stockholders or their proxies, the majority of the shares present and entitled to vote shall determine whether one or three judges are to be appointed. No person who is a candidate for office shall act as a judge. In case any person appointed as judge fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board in advance of the convening of the meeting or at the meeting by the person or officer acting as chairman of the meeting. On request of the chairman of the meeting or of any stockholder or his proxy, the judges shall make a report in writing of any challenge or question or matter determined by them and execute a certificate of any fact found by them.

           Section 11. Action Without a Meeting. To the fullest extent and in the manner permitted by law, any action required or permitted to be taken at a meeting of the stockholders or of a class or series of stockholders may be taken without a meeting of the stockholders or of such class or series of stockholders upon the consent in writing signed by such stockholders who would have been entitled to vote the minimum number of votes that would be necessary to authorize the action at a meeting at which all the stockholders entitled to vote thereon were present and voting. The consents shall be filed with the Secretary.

                                  ARTICLE III

                             The Board of Directors
                             ----------------------

           Section 1. Authority of the Board of Directors. Except as otherwise provided by law and subject to the provisions of the Articles and the Bylaws, all powers vested by law in the Corporation may be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a Board of Directors which shall be constituted as provided by law, the Articles and the Bylaws.

           Section 2. Number Of Directors. In accordance with the Articles, commencing with the Effective Time, the Board shall consist of nine members and, thereafter until the first annual meeting held during calendar 2006 (the "2006 ANNUAL MEETING"), the Board shall consist of not less than nine members. After the 2006 Annual Meeting, subject to the provisions of law, the Articles and the Bylaws, the Board shall consist of not fewer than seven nor more than eleven individuals, the exact number to be set from time to time by the Board pursuant to a resolution adopted by the affirmative vote of a majority of the Board, plus such number of additional individuals as may be elected by the holders of Preferred Shares in accordance with the Articles and the Bylaws, provided that no reduction in the number of members shall end the term of office of any director earlier than such term of office would otherwise end and provided, further, that, for so long as the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust Beneficially Owns Voting Shares (as defined in paragraph (iii) of Article Sixth (H) of the Articles (as in effect at the Effective Time)) entitling the holders thereof to cast more than 20% of the votes which the holders of all Voting Shares are entitled to cast in the election of directors, any increase in the number of members of the Board above eleven shall be subject to the prior written consent of such trust.

           Section 3. Vacancies. Vacancies on the Board (including any vacancy created by an increase in the size of the Board) may be filled by action of the shareholders or the Board, as provided by and subject to applicable law and the Articles. With respect to any vacancy on the Board occurring prior to the 2006 Annual Meeting by reason of the death, disability, resignation, removal or disqualification of either of the two initial directors of the Corporation as of the Effective Date who are identified on Schedule 6.3 of the Stockholder and Registration Rights Agreement between the Corporation and the Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust, dated as of the Effective Date, or the successor to such individual as a director selected in accordance with the following provisions of this sentence or nominated for election at the 2005 Annual Meeting in accordance with the provisions of Section 4-B of Article II hereof, the nomination of such individual for election by the shareholders or for election by the Board to fill the vacancy shall be subject to the approval required by the last sentence of Section 4-B of Article II hereof.

           Section 4. Annual Organizational Meeting of the Board. The Board shall hold an annual organizational meeting immediately following the annual meeting of the shareholders at the place thereof, without notice in addition to the notice of the annual meeting of shareholders, or at such other time as soon as practicable after such meeting as the Board shall determine and shall at the annual organizational meeting elect a President, a Secretary and a Treasurer of the Corporation and such other officers of the Corporation as shall be provided by the Bylaws or determined by the Board to be appropriate, shall establish the standing committees of the Board provided by the Bylaws and may take such other action as the Board determines to be appropriate. Officers of the Corporation and standing and other committees of the Board may also be elected at any other time by the Board.

           Section 5. Other Meetings of the Board. All meetings of the Board, other than the annual organizational meeting, shall be held at the principal office of the Corporation unless the Board (or the person or persons entitled to call and calling the meeting) shall decide otherwise, in which case such meetings may be held at such location within or without the Commonwealth of Pennsylvania as the Board (or the person or persons entitled to call and calling the meeting) may from time to time direct. Regular meetings of the Board shall be held at such time (and place) in accordance with such schedule as the Board shall have determined in advance and no further notice of regular meetings of the Board shall be required. The Independent Directors shall meet periodically without any member of management present and, except as the Independent Directors may otherwise determine, without any other director present to consider the overall performance of management and the performance of the role of the Independent Directors in the governance of the Corporation; such meetings shall be held in connection with a regularly scheduled meeting of the Board except as the Independent Directors shall otherwise determine. Special meetings of the Board may be called by the Chairman of the Board (if any), a Vice Chairman of the Board (if any), the President or by any two or more directors by giving written notice at least two Business Days in advance of the day and hour of the meeting to each director (unless it is determined by the Chairman of the Board (if any), a Vice Chairman of the Board (if any) or the President to be exigent under the circumstances for the protection of the interests of the Corporation that the Board meet earlier, in which case no less than twenty-four hours notice shall be given), either personally or by facsimile, or other means including electronic means permitted by law. Attendance at any meeting of the Board shall be a waiver of notice thereof, unless such lack of notice is protested at the outset of the meeting. If all the members of the Board are present at any meeting, no notice of the meeting shall be required. For purposes hereof, written notice shall include notice provided by e-mail or in other electronic form as long as a documentary copy of such electronic notice may be made.

           Section 6. Quorum. A majority of the members of the Whole Board shall constitute a quorum for the transaction of business but, if at any meeting a quorum shall not be present, the meeting may adjourn by a majority of those present until such time, from time to time, until a quorum shall be present.

           Section 7. Telephonic Participation. Directors may participate in a meeting of the Board or a committee thereof by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

           Section 8. Chair and Vice Chair of the Board. The Board may, by resolution adopted by a majority of the Whole Board, at any time designate one of its members as Chair of the Board. The Chairman of the Board shall preside at the meetings of the Board, shall be responsible for the orderly conduct by the

Board of its oversight of the business and affairs of the Corporation and its other duties as provided by law, the Articles and the Bylaws and shall have such other authority and responsibility as the Board may designate. The Board may, by resolution adopted by the Board, at any time also designate one or more of its members as Vice Chair of the Board. A Vice Chair of the Board shall assist the Chairman in the conduct of his duties, including by presiding at meetings of the Board in the absence of the Chair of the Board, and shall have such other authority and responsibility as the Board may designate. A Chair or Vice Chair of the Board shall not be considered an officer of the Corporation unless otherwise provided by the Board.

           Section 9. Committees of the Board. The Board may, by resolution adopted by a majority of the Whole Board, at any time designate one or more committees, each committee to consist of one or more of the directors of the Corporation, except as otherwise provided by the Bylaws. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Subject to the following provisions of this section, any such committee to the extent provided in such resolution shall have and may exercise any or all of the authority and responsibility of the Board in the management of the business and affairs of the Corporation, except at otherwise provided by law, the Articles or the Bylaws. Except as otherwise provided by the Articles, the Bylaws or action of the Board, a quorum for action by a committee shall be a majority of the members (assuming no vacancy) and action by vote of a majority of the members at a meeting duly called at which a quorum is present shall constitute action by the committee. Each committee shall keep a record of its actions and all material actions taken by a committee on behalf of the Board shall be reported to the full Board periodically. In all other respects, the Board may, by resolution adopted by a majority of the Whole Board, establish rules of procedure for a committee, including designating a member of a committee as its chair. In the absence of the designation by the Board of the chair of a committee or the adoption by the Board of rules of procedure for a committee, the committee shall adopt its own rules of procedure and elect its chair. The Board shall establish standing committees of the Board as provided by the following provisions of this section.

               (a) Audit Committee. The audit committee shall be composed of at least three members of the Board, each of whom shall be an Independent Director, shall not, in relation to the Corporation, be an "affiliated person" as defined in Rule 10A-3 under the Exchange Act (as from time to time in effect) and shall meet such other qualifications for membership on the audit committee as are from time to time required by the listing standards of the NYSE or Nasdaq applicable to the Corporation. The audit committee shall assist the Board in overseeing the Corporation's financial reporting and shall have such authority and responsibility as is provided in the committee's charter (as hereinafter provided for) and, subject thereto, as is normally incident to the functioning of the audit committee of a publicly-traded company and shall perform the other functions provided to be performed by it by the Bylaws and such other functions as are from time to time assigned to it by the Board.

               (b) Management Development and Compensation Committee. The management development and compensation committee shall be composed of at least three members of the Board, each of whom shall be an Independent Director and shall meet such other qualifications as may be necessary to qualify as a non-employee director under Rule 16b-3 under the Exchange Act (as from time to time in effect) and as an outside director under Section 162(m) of the Internal Revenue Code of 1986, as amended (and as from time to time in effect). No member of the committee shall be eligible to participate in any compensation plan or program of the Corporation or any Subsidiary of the Corporation that is administered or overseen by the committee. The management development and compensation committee shall assist the Board in overseeing the compensation of the Corporation's officers, the Corporation's employee stock option or other equity-based compensation plans and programs and the Corporation's management compensation policies and shall have such authority and responsibility as is provided in the committee's charter (as hereinafter provided for) and, subject thereto and subject to other direction of the Board, as is normally incident to the functioning of the management compensation committee of a publicly-traded company and shall perform the other functions provided to be performed by it by the Bylaws and such other functions as are from time to time assigned to it by the Board. Unless reviewed and, if necessary, approved by the committee, the Corporation shall not cause or permit any Subsidiary of the Corporation to pay or grant any compensation to any officer or employee of the Corporation which, if paid or granted by the Corporation, would require review or approval of the committee.

               (c) Nominating and Governance Committee. The nominating and governance committee shall be composed of at least three members of the Board, each of whom shall be an Independent Director and the appointment of each of whom shall require the affirmative vote of a majority of the Independent Directors at the time. The nominating and governance committee (i) shall have authority and responsibility to recommend to the Board for approval the candidates to be recommended by the Board to the shareholders for election as directors of the Corporation or to be elected by the Board to fill a vacancy on the Board, who shall be such as to cause, if such candidates are elected, the composition of the Board to satisfy the requirements of the Articles regarding director independence and the requirements of this section, (ii) shall advise the Board on its policies and procedures for carrying out its responsibilities and on the Corporation's policies and procedures respecting shareholder participation in corporate governance and (iii) shall have such authority and responsibility as is provided in the committee's charter (as hereinafter provided for) and, subject thereto and subject to other direction of the Board, as is normally incident to the functioning of the nominating or governance committee of a publicly-traded company and (iv) shall perform the other functions provided to be performed by it by the Bylaws and such other functions as are from time to time assigned to it by the Board.

               (d) Committee Charters. The Board, by majority vote of the Whole Board, shall approve a charter describing the purposes, functions and responsibilities of each standing committee of the Board. Each standing committee of the Board shall prepare and recommend to the Board for its approval the committee's charter and shall, at least annually, review and report to the Board on the adequacy thereof. In addition to and without limiting the provisions of paragraphs (a) through (c) of this section, each standing committee of the Board shall have the authority and responsibility provided by its Board-approved charter, subject to further action by the Board, and no further authorization of the Board shall be necessary for actions by a committee within the scope of its charter. Any other committee of the Board may likewise prepare and recommend to the Board a charter for the committee and shall have the authority and responsibility provided by its Board-approved charter.

               (e) Committee Advisors and Resources. Each standing committee of the Board shall have the authority to retain, at the Corporation's expense, such legal and other counsel and advisors as it determines to be necessary or appropriate to carry out its responsibilities within the scope of its charter. Each other committee of the Board shall have like authority to the extent provided by its charter or otherwise authorized by the Board. The Corporation shall pay the compensation of the independent auditor of the Corporation for all audit services, as approved by the Audit Committee, without need for further authorization.

           Section 10. Director Compensation. The Board may set the compensation of directors as permitted by law.

                                   ARTICLE IV

                                    Officers
                                    --------

           Section 1. Officers Generally. The Board shall designate a President, one or more Vice Presidents, a Treasurer, a Secretary and a General Counsel and shall designate an officer as chief financial officer and an officer as chief accounting officer and may designate such other officers, with such titles, authority and responsibility (including Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries), as the Board considers appropriate for the conduct of the business and affairs of the Corporation. Any two or more offices may be held by the same individual. Unless sooner removed by the Board, all officers shall hold office until the next annual meeting of the Board and until their successors shall have been elected. Any officer may be removed from office at any time, with or without cause, by action of the Board.

           Section 2. President. The President shall be the chief executive officer of the Corporation, shall have general supervision of the business and affairs and all other officers of the Corporation (except that, if there is a

Chairman of the Board or a Vice Chairman of the Board who is considered an officer of the Corporation, the President shall play only such supervisory role with respect thereto as is provided by the Board) and, subject to the direction of the Board, shall have the authority and responsibility customary to such office. The President shall preside at all meetings of the shareholders and, in the absence of a Chairman of the Board (if any) or Vice Chairman of the Board and except as otherwise provided by the Board, at all meetings of the Board at which the President is present.

           Section 3. Vice Presidents; Operation or Division Presidents. The Board may elect one or more Vice Presidents, with such further titles (including designation as President of a division or operation of the Corporation) and with such authority and responsibility as the Board may determine. In the absence or disability of the President, his duties shall be performed by one or more Vice Presidents or Operation or Division Presidents as designated by the Board.

           Section 4. Chief Financial Officer; Controller. The Board shall designate an officer as the chief financial officer of the Corporation, who shall have general supervision of the financial affairs of the Corporation, such other authority and responsibility as the Board may designate and, subject to the direction of the Board, the authority and responsibility customary to such office. In the absence or disability of the chief financial officer, his or her duties may be performed by any other officer designated by him or her, by the President or by the Board. The Board shall also designate an officer as the Controller of the Corporation, who shall be the chief accounting officer of the Corporation (and may be the same as or different from the chief financial officer). The Controller shall have general supervision of the books and accounts of the Corporation, such other authority and responsibility as the Board may designate and, subject to the direction of the Board, the authority and responsibility customary to such office. In the absence or disability of the chief accounting officer, his or her duties may be performed by any other officer designated by him or her, by the President or by the Board.

           Section 5. Treasurer. The Treasurer (who may be the same as or different from the chief financial officer and/or the chief accounting officer) shall have supervision and custody of all funds and securities of the Corporation and keep or cause to be kept accurate accounts of all money received or payments made by the Corporation, and shall have such other authority and responsibility as provided by the Bylaws or as the Board may designate and, subject to the direction of the Board, the authority and responsibility customary to such office. The Treasurer shall be ex-officio, and have the authority and responsibility of, an Assistant Secretary.

           Section 6. General Counsel. The Board shall designate a General Counsel for the Corporation, who shall be the Corporation's chief legal officer and shall have general supervision of the legal affairs of the Corporation and such other authority and responsibility as the Board may designate and, subject to the direction of the Board, the authority and responsibility customary to such office.

           Section 7. Secretary. The Secretary shall have custody of the minutes of the meetings of the Board, its committees and the stockholders, of the Articles as amended and the Bylaws as amended and such other records of the Corporation as respect its existence and authority to conduct business, shall have such other authority and responsibility as provided by the Bylaws or as the Board may designate and, subject thereto, the authority and responsibility customary to such office. The Secretary shall send out notices of meetings of the Board and stockholders as required by law or the Bylaws. The Secretary shall attend and keep the minutes of the Board except as the Board may otherwise designate. The Secretary shall be ex-officio, and have the authority and responsibility of, an Assistant Treasurer.

           Section 8. Assistant Treasurers; Assistant Secretaries. In the absence or disability of the Secretary, his or her duties may be performed by an Assistant Secretary. In the absence or disability of the Treasurer, his or her duties may be performed by an Assistant Treasurer. Such assistant officers shall also have such authority and responsibility as may be assigned to them by the Board.

           Section 9. Bonded Officers and Employees. Such officers and employees of the Corporation as the Board shall determine shall give bond for the faithful discharge of their duties in such form and for such amount and with such surety or sureties as the Board shall require. The expense of procuring such bonds shall be borne by the Corporation.

                                   ARTICLE V

   Limitation on Directors' Personal Liability; Indemnification of Directors,
   --------------------------------------------------------------------------
                         Officers, Employees and Agents
                         ------------------------------

           Section 1. Limitation on Directors' Personal Liability. A director of the Corporation shall not be personally liable for monetary damages for any action taken or failure to take any action unless the director has breached or failed to perform the duties of his or her office under Subchapter B of Chapter 17 of the Pennsylvania Business Corporation Law of 1988, as amended, and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director

               (i) for any responsibility or liability of such director pursuant to any criminal statute, or

               (ii) for any liability of a director for the payment of taxes pursuant to local, state or federal law.

           Section 2. Indemnification of Directors, Officers, Employees and Agents.

                    (a) Indemnification of Directors and Officers. The
               Corporation shall indemnify to the full extent permitted by law any person made, or threatened to be made, a party to or otherwise involved in (as a witness or otherwise) an action, suit or proceeding (whether civil, criminal, administrative, legislative or investigative, and whether by or in the right of the Company or otherwise asserted) by reason of the fact that the person

               (i) is or was a director or officer of the Corporation or

               (ii) while a director or officer of the Corporation, either

                    (A) serves or served as a director, officer, partner,
               member, trustee, employee or agent of any subsidiary of the Corporation or other related enterprise at the request of the Corporation or in connection with a related employee benefit plan of the Corporation, any subsidiary of the Corporation or any such enterprise,

                    (B) serves or served as a director, officer, partner,
               member, trustee, employee or agent of any other unrelated enterprise (including any charitable organization) in furtherance of the interests of, and at the specific written request of the Corporation, or in connection with a related employee benefit plan of such enterprise, against any expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred in defending or responding to any such pending or threatened action, suit or proceeding (including any incurred in connection with any actions brought by or in the right of the Corporation). A resolution or other action by the Corporation or subsidiary electing, nominating or proposing a person to a position referred to in this subsection 2(a) shall constitute a specific written request of the Corporation sufficient for the purposes of this Section. Upon written request of a person claiming to be entitled to indemnification hereunder and specifying the expenses, judgments, fines and amounts paid in settlement against which indemnity is sought, the Corporation shall, as soon as practicable and in any event within 90 days of its receipt of such request, make a determination, in such manner as is required by law, as to the entitlement of such person to indemnification against such expenses as provided by this subsection 2(a). Such a determination, however, shall not be conclusive as to such person's entitlement to indemnification pursuant to this subsection 2(a) and such person may seek to enforce an entitlement to indemnification pursuant to this subsection 2(a) by appropriate proceedings in any court of competent jurisdiction by showing that, notwithstanding such determination, such person satisfied the standard of conduct required by law to be satisfied in order for such person to be entitled to indemnification from the Corporation as permitted by law.

                    (b) Advancement of Expenses. Expenses reasonably incurred by a person referred to in subsection 2(a) above in defending or responding to a civil, criminal, administrative, legislative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount to the extent it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation against such expenses or, in the case of a criminal action in which a judgment has been entered against such person, the Board of Directors so determines.

                    (c) Indemnification of Employees and Agents. The Corporation
               may, upon authorization by the board of directors, the President or any other officer designated by the board of directors, indemnify, or agree to indemnify, and advance expenses to any person who is or was an employee or agent of the Corporation or any subsidiary of the Corporation to the same extent (or any lesser extent) to which it may indemnify and advance expenses to a director or officer of the Corporation in accordance with subsection 2(b) above.

                    (d) Non-Exclusivity. The right to indemnification and
               advancement of expenses conferred in this Section shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under any agreement, vote of stockholders or directors or otherwise, the Corporation having the express authority to enter such agreements or make other provision for the indemnification of and advancement of expenses to any or all of its representatives as the Board of Directors deems appropriate, including corporate policies and the creation of one or more funds or equivalent guarantees for indemnity payments and or expense advancements to present or future indemnified persons.

                    (e) Continuing Contractual Rights. The right to
               indemnification and the advancement of expenses provided in this Section shall be a contract right, shall continue as to a person who has ceased to serve in the capacities described herein, and shall inure to the benefit of the heirs, executors and administrators of such person. Expenses reasonably incurred by a person in successfully enforcing a right to indemnification or advancement of expenses provided to such person by, or as permitted by, this Section 2 shall be paid by the Corporation.

           Section 3. No Retroactive Amendment. No amendment, alteration or repeal of this Article V, nor the adoption of any provision inconsistent with this Article V, shall adversely affect any limitation on the personal liability of a director or officer, or the rights of a person to indemnification and advancement of expenses, existing at the time of such amendment, modification or repeal, or the adoption of such an inconsistent provision.

                                   ARTICLE VI

                                      Seal
                                      ----

           The Corporation shall have a seal that shall contain the words "Armstrong World Industries, Inc." and may be affixed to documents of the Corporation as prima facie evidence of the act of the Corporation to the extent provided by law.

                                  ARTICLE VII

                        Share Certificates and Transfers
                        --------------------------------

           Section 1. Form of Share Certificates. Shares of the Corporation may be represented by certificates or may be uncertificated, but shareholders shall be entitled to receive share certificates representing their shares as provided by law. Share certificates shall be in such form as the Board may from time to time determine and shall be signed by the President or one of the Vice Presidents and countersigned by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary and embossed with the seal of the Corporation or, if not so signed and sealed, shall bear the engraved or printed facsimile signatures of the officers authorized to sign and the engraved or printed facsimile of the seal of the Corporation. The death, incapacity, resignation or removal of an officer who signed or whose facsimile signature appears on a share certificate shall not affect the validity of the share certificate.

           Section 2. Transfers of Record. The shares of the Corporation shall, upon the surrender and cancellation of the certificate or certificates representing the same, be transferred upon the books of the Corporation at the request of the holder thereof, named in the surrendered certificate or certificates, in person or by his legal representatives or by his attorney duly authorized by written power of attorney filed with the Corporation or its transfer agent. In case of loss or destruction of a certificate of stock, another may be issued in lieu thereof in such manner and upon such terms as the Board shall authorize.

           Section 3. Record Dates. The Board of Directors may set a time, not more than 90 days prior to the date of any meeting of the shareholders, or the date set for the payment of any dividend or distribution or the date for the allotment of rights, or the date when any change or conversion or exchange of shares stock will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of, or to vote at, any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion, or exchange of shares of the Corporation. In such case, only such shareholders as shall be shareholders of record on the date so set shall be entitled to notice of, or to vote at, such meeting, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or exercise such rights, as the case may be, notwithstanding any transfer of shares of the Corporation on the books of the Corporation after any record date set as aforesaid.

                                  ARTICLE VIII

                        Fiscal Year; Financial Statements
                        ---------------------------------

           The fiscal year of the Corporation shall end on the 31st day of December. Without limiting any other financial reporting obligation the Corporation may have, the Board shall mail or otherwise cause to be sent to the stockholders, within 120 days after the close of each fiscal year, financial statements which shall include a balance sheet as of the end of such year, together with a statement of income and expense for such year, prepared so as to present fairly the financial condition and results of its operations of the Corporation in accordance with generally accepted accounting principles. Such financial statements shall have been audited in accordance with generally accepted auditing standards by a firm of independent certified public accountants and shall be accompanied by such firm's opinion as to the fairness of the presentation thereof.

                                   ARTICLE IX

                                   Amendments
                                   ----------

           Section 1. Amendment Generally. The Bylaws, as from time to time in effect, may be amended, modified or repealed, in whole or in part, at any time and from time to time in any respect by either (i) the shareholders, by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the matter, or (ii) by the Board, by the affirmative vote of a majority of the Whole Board, in either case except as otherwise provided by law or by the Articles or by Section 2 of this Article of the Bylaws (as in effect at the Effective Time).

           Section 2. Certain Amendments. Commencing on the Effective Time and continuing for so long as any shareholder Beneficially Owns at least 20% of the Common Shares (but terminating at such time as no shareholder Beneficially Owns at least 20% of the Common Shares), the Board shall not, without the affirmative vote of the holders of 80% of the Common Shares outstanding, repeal, or adopt any amendment of the Bylaws that would modify or be inconsistent with, the following provisions of these Bylaws: (i) the definition of "Independent Directors" in Section 1(h) of Article I (as in effect at the Effective Time),
(ii) Section 2 of Article II (as in effect at the Effective Time) insofar as such section permits the holder or holders of a at least 20% of the votes that all shareholders are entitled to cast to call a special meeting of the stockholders to vote on a matter, (iii) Section 11 of Article II (as in effect at the Effective Time) governing action by the stockholders by written consent in lieu of a meeting, (iv) Sections 3 and 9 of Article III (as in effect at the Effective Time) insofar as such sections relate to the selection of directors to fill vacancies before the 2006 Annual Meeting or the nomination of individuals for election of directors at the 2005 Annual Meeting, (iv) Section 2 of Article III insofar as it relates to the Trust's consent rights with respect to increases of the size of the Board above eleven members, and (v) Section 10(c) of Article III insofar as such section provides that appointment of members of the nominating and governance committee will require the affirmative vote of a majority of the Independent Directors, and (vi) any provision of section of this
Article IX (as in effect at the Effective Time).

                                    ARTICLE X

                                 Effective Time
                                 --------------

           The foregoing Bylaws have been adopted before the Effective Time by action of the sole stockholder of the Corporation and shall be effective upon the filing with the office of the Secretary of State of the Commonwealth of Pennsylvania of Amended and Restated Article of Incorporation of the Corporation and the effectiveness of such Amended and Restated Articles of Incorporation in accordance with law on [________, 200_] (2) (the "EFFECTIVE TIME").





-------------------------
(2) [The date to be inserted herein shall be the Effective Date of the Fourth Amended Plan of Reorganization of the Corporation.]